UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2006

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 22, 2006, the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”) approved an amendment to the Restated Retirement Plan for Employees of Coca-Cola Bottling Co. Consolidated (the “Pension Plan”) to cease further benefit accruals under the Pension Plan effective June 30, 2006. The Company’s Board of Directors also approved an amendment to the Coca-Cola Bottling Co. Consolidated Savings Plan (the “401(k) Plan”) to increase the Company matching contribution under the 401(k) Plan effective January 1, 2007. The amendment to the 401(k) Plan will provide for fully vested matching contributions equal to one hundred percent of a participant’s elective deferrals to the 401(k) Plan up to a maximum of five percent of a participant’s eligible compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: February 27, 2006	By:	/s/ Steven D. Westphal
Steven D. Westphal
Principal Financial Officer of the Registrant and
Senior Vice President and Chief Financial Officer